UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): June 2, 2025
VIRTU FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37352 (Commission File No.)	32-0420206 (IRS Employer Identification No.)
1633 Broadway
New York, NY 10019
(Address of principal executive offices)
(212) 418-0100
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A common stock, par value $0.00001 per share	VIRT	The NASDAQ Stock Market LLC

ITEM 5.07    Submission of Matters to a Vote of Security Holders.

On June 2, 2025, Virtu Financial, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “2025 Annual Meeting”). The following items were voted upon by stockholders at the 2025 Annual Meeting:

1. Each of the director nominees listed below was elected a Class I director of the Company to act in accordance with the amended and restated bylaws of the Company for a term of three years expiring at the annual meeting of stockholders to be held in 2028 and until such director's successor has been duly elected and qualified. The votes for the election of directors are set forth below:

Nominee	For	Withheld	Broker Non-Votes
William F. Cruger, Jr.	667,807,261	7,307,318	8,472,166
Christopher C. Quick	640,567,021	34,547,558	8,472,166
Vincent Viola	640,826,473	34,288,106	8,472,166

2. The compensation of the Company’s named executive officers was approved, on an advisory basis. The advisory votes are set forth below:

For	Against	Abstain	Broker Non-Votes
672,401,666	2,528,434	184,479	8,472,166

3. The one-year frequency of future advisory votes on executive compensation was approved, on an advisory basis. The advisory votes are set forth below:

1-year	2-year	3-year	Abstain
673,057,520	75,709	1,959,389	21,961

Consistent with the Company’s prior practice and with the results of the foregoing advisory vote, the Company has determined that it will continue to hold an advisory vote on executive compensation every year.

4. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified. The votes for the ratification of the appointment of PricewaterhouseCoopers LLP are set forth below:

For	Against	Abstain
683,269,090	291,491	26,164

5. The proposal to adopt the Virtu Financial Inc., Second Amended and Restated 2015 Management Incentive Plan to increase the number of shares authorized for issuance thereunder, extend the expiration date thereof and remove certain provisions related to Section 162(m) of the Code that are no longer applicable, was approved.

For	Against	Abstain	Broker Non-Votes
667,600,830	7,471,808	41,941	8,472,166

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VIRTU FINANCIAL, INC.

By:	/s/ JUSTIN WALDIE
	Name:	Justin Waldie
	Title:	Senior Vice President, Secretary and General Counsel
Dated: June 3, 2025
3